AGRIUM INC.

INSTRUMENT OF PROXY FOR THE ANNUAL GENERAL MEETING

OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, MAY 6, 2015

The undersigned hereby appoints Victor J. Zaleschuk or, failing him, Charles V. Magro, or instead of either of the foregoing,                             , as proxyholder of the undersigned, with full power of substitution, to attend, vote and act for and on behalf of the undersigned at the Annual General Meeting (the “Meeting”) of the shareholders (the “Shareholders”) of Agrium Inc. (the “Corporation”) to be held on May 6, 2015 at 11:00 a.m. (Calgary time), and at any adjournment or postponement of the Meeting, and on every ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting, with authority to vote at the proxyholder’s discretion except as otherwise specified below:

Without limiting the general powers hereby conferred, the undersigned hereby directs the proxyholder to vote the common shares represented by this proxy in the following manner:

1.	Election of Directors

	FOR	WITHHOLD		FOR	WITHHOLD		FOR	WITHHOLD

01 David C. Everitt	☐	☐	05 Russell J. Horner	☐	☐	09 Derek G. Pannell	☐	☐

02 Russell K. Girling	☐	☐	06 John E. Lowe	☐	☐	10 Mayo M. Schmidt	☐	☐

03 M. Marianne Harris	☐	☐	07 Charles V. Magro	☐	☐	11 Victor J. Zaleschuk	☐	☐

04 Susan A. Henry	☐	☐	08 A. Anne McLellan	☐	☐

2.	FOR ☐ or WITHHOLD FROM VOTING ☐ the appointment of KPMG LLP, Chartered Accountants, as auditors of the Corporation.

3.	FOR ☐ or AGAINST ☐ a resolution to approve the Corporation’s Advisory Vote on Executive Compensation.

4.	FOR ☐ or AGAINST ☐ the shareholder proposal as described in the Corporation’s 2015 Management Proxy Circular.

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE CORPORATION. THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED, WHERE THE SHAREHOLDER HAS GIVEN A CHOICE ABOVE, AS DIRECTED OR, IF NO DIRECTION IS GIVEN, FOR EACH OF (1), (2), AND (3) AND AGAINST ITEM (4). THE PERSON OR PERSONS APPOINTED UNDER THIS PROXY ARE CONFERRED WITH DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THOSE MATTERS SPECIFIED IN THIS PROXY AND THE NOTICE OF MEETING, AND WITH RESPECT TO ANY OTHER MATTERS WHICH MAY BE PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, IN EACH INSTANCE, TO THE EXTENT PERMITTED BY LAW, WHETHER OR NOT THE AMENDMENT, VARIATION OR OTHER MATTER THAT COMES BEFORE THE MEETING IS ROUTINE AND WHETHER OR NOT THE AMENDMENT, VARIATION OR OTHER MATTER THAT COMES BEFORE THE MEETING IS CONTESTED. THIS FORM OF PROXY SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF MEETING AND MANAGEMENT PROXY CIRCULAR.

The undersigned hereby revokes any prior proxies.

DATED this day of , 2015.

Signature of Shareholder

Name of Shareholder (Please Print)

NOTES:

1.	A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND ACT ON HIS OR HER BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. THIS RIGHT MAY BE EXERCISED BY INSERTING SUCH OTHER PERSON’S NAME IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE AND STRIKING OUT THE OTHER NAMES OR BY COMPLETING ANOTHER PROPER FORM OF PROXY AND, IN EITHER CASE, BY DELIVERING THE COMPLETED FORM OF PROXY TO THE CORPORATION AS INDICATED BELOW.

2.	This form of proxy must be dated and executed by the Shareholder (using exactly the same name in which the shares are registered) or by his or her attorney authorized in writing or, if the Shareholder is a body corporate, by a duly authorized officer or attorney thereof. A copy of any such authorization should accompany this form of proxy. Persons signing as executors, administrators, trustees, etc. should so indicate. If this form of proxy is not dated, it will be deemed to bear the date on which it was mailed to the Shareholder by the Corporation.

3.	In order for this form of proxy to be effective, it must be signed and deposited with CST Trust Company, Attention Proxy Department, P.O. Box 721, Agincourt, Ontario, M1S 0A1, so that it arrives not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or any adjournment or postponement thereof.

VOTE USING THE TELEPHONE, INTERNET OR FAX 24 HOURS A DAY 7 DAYS A WEEK

TO VOTE BY TELEPHONE 1-888-489-5760	TO VOTE USING THE INTERNET WWW.CSTVOTEMYPROXY.COM	TO VOTE BY FAX* 1-866-781-3111 (IN NORTH AMERICA) 1-416-368-2502 (OUTSIDE NORTH AMERICA) *BOTH SIDES

To vote by telephone or using the internet, you will need to provide your CONTROL NUMBER listed in this proxy. If you vote by telephone or using the internet, DO NOT mail or fax back this form of proxy.

If you are unable to attend the Meeting in person, kindly complete and execute this form of proxy and return it in the envelope provided for that purpose. Proxies must be received by 11:00 a.m. (Calgary time) on May 4, 2015.